UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2021

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 27, 2021, at the annual meeting of shareholders of First Financial Bankshares, Inc. (the “Company”), the shareholders of the Company approved the Company’s 2021 Omnibus Stock and Incentive Plan (the “Incentive Plan”). The Incentive Plan provides that up to 2,500,000 shares of the Company’s common stock may be issued under the Incentive Plan, subject to adjustment in certain instances described in the Incentive Plan. The Company’s board of directors had previously adopted the Incentive Plan, subject to shareholder approval.

A summary of the Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2021 (the “Proxy Statement”). The summary and the foregoing description of the Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	On April 27, 2021, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b)	The following is a summary of the matters voted on at the annual meeting:

(1)	The following directors were elected at the annual meeting to hold office until the 2022 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
April Anthony	103,786,164	419,181
Vianei Lopez Braun	103,749,095	456,250
Tucker S. Bridwell	100,511,862	3,693,483
David Copeland	102,489,099	1,716,246
Mike Denny	103,804,202	401,143
F. Scott Dueser	102,774,057	1,431,288
Murray Edwards	102,704,305	1,501,040
Tim Lancaster	102,889,587	1,315,758
Kade L. Matthews	103,306,618	898,727
Robert Nickles, Jr.	103,824,985	380,360
Johnny E. Trotter	102,515,587	1,689,758

There were 20,664,997 broker non-votes.

(2)

The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by a vote of 123,157,018 for, 1,373,739 against and 339,585 abstained. There were no broker non-votes.

(3)	The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 101,207,066 for, 1,929,251 against and 1,069,028 abstained. There were 20,664,997 broker non-votes.

(4)

The shareholders voted to approve the First Financial Bankshares, Inc. 2021 Omnibus Stock and Incentive Plan by a vote of 102,125,827 for, 1,441,304 against and 638,214 abstained. There were 20,664,997 broker non-votes.

ITEM 7.01	REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 27, 2021 announcing the results of the Annual Meeting of Shareholders of the Company and the Company’s second quarter dividend.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit

10.	2021 Omnibus Stock and Incentive Plan+

99.1	Press Release dated April 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+    Management contract or compensatory plan on arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 27, 2021	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman of the Board,
President and Chief Executive Officer